                                                                   EXHIBIT 10.42

                     SUPPLEMENTAL NOTE PURCHASE AGREEMENT

                                                         As of December 13, 1999

To Each of the Purchasers
Named in the Supplemental
Purchaser Schedule Attached Hereto

Ladies and Gentlemen:

     Reference is made to that certain Note Purchase Agreement dated as of April 9, 1999 between the Company and each of the Initial Purchasers named in the Initial Purchaser Schedule attached thereto, as amended on December 13, 1999 (the "Agreement"). Terms used but not defined herein shall have the respective meanings set forth in the Agreement.

     As contemplated in Section 1.3(b) of the Agreement the Company agrees with
                        --------------
you as follows:

     A.   Subsequent Series of Notes.  The Company will create two Subsequent
          --------------------------
Series of Notes to be called the "Series C Notes" and "Series D Notes", respectively, as follows:

          (1) Said Series C Notes will be dated the date of issue; will bear interest from such date at the rate of 7.83% per annum, payable semi-annually on the 12th day of each December and June in each year (commencing June 12, 2000) until the principal amount thereof shall become due and payable and shall bear interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest at the rate specified therein after the date due for payment, whether by acceleration or otherwise, until paid; will be expressed to mature on December 12, 2006 and will be substantially in the form attached to the Agreement as Exhibit A with the appropriate insertions to reflect the terms and provisions set forth above.

          (2) Said Series D Notes will be dated the date of issue; will bear interest from such date at the rate of 7.61% per annum, payable semi-annually on the 12th day of each December and June in each year (commencing June 12, 2000) until the principal amount thereof shall become due and payable and shall bear interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest at the rate specified therein after the date due for payment, whether by acceleration or otherwise, until paid; will be expressed to mature on December 12, 2004 and will be substantially in the form attached to the Agreement as Exhibit B with the appropriate insertions to reflect the terms and provisions set forth above.

     B.   Purchase and Sale of Series C Notes and Series D Notes.  Subject to
          ------------------------------------------------------
the terms and conditions in the Agreement and herein set forth, the Company hereby agrees to sell, to each Supplemental Purchaser set forth on the Supplemental Purchaser Schedule attached hereto as Schedule A (collectively, the "Supplemental Purchasers") and each Supplemental Purchaser agrees to purchase from the Company the aggregate principal amount of the Series C Notes or Series D Notes, as applicable, set opposite each Supplemental Purchaser's name in the Supplemental Purchaser Schedule at 100% of the aggregate principal amount. The sale of the Series C Notes and Series D Notes shall take place at the offices of Winston & Strawn, 35 W. Wacker, Chicago, Illinois 60601 at 10:00 a.m. Chicago time, at a closing (the "Closing") on December 13, 1999, or such other date as shall be agreed upon by the Company and each Supplemental Purchaser. At the Closing, the Company will deliver to each Supplemental Purchaser one or more Series C Notes or Series D Notes, as applicable, registered in such Supplemental Purchaser's name (or in the name of its nominee), evidencing the aggregate principal amount of Series C Notes or Series D Notes, as applicable, to be purchased by said Supplemental Purchaser and in the denomination or denominations specified with respect to such Supplemental Purchaser in the Supplemental Purchaser Schedule attached hereto against payment of the purchase price thereof by transfer of immediately available funds for credit to the Company's account on the date of the Closing (the "Closing Date") (as specified in a notice to each Supplemental Purchaser at least three Business Days prior to the Closing Date).

     C.  Conditions of Closing.  The obligation of each Supplemental Purchaser
         ---------------------
to purchase and pay for the Series C Notes or Series D Notes, as applicable, to be purchased by such purchaser hereunder on the Closing Date is subject to the satisfaction, on or before such Closing Date, of the conditions set forth in
Article II of the Agreement.

     D.   Prepayments.  The Series C Notes and Series D Notes shall be subject
          -----------
to prepayment only (a) pursuant to the required prepayments, if any, specified in clauses (1) and (2) below; and (b) pursuant to the optional prepayments permitted by Section 5.2 of the Agreement.

          (1) The principal of the Series C Notes is payable in five equal installments on December 12 in each of the years 2002 through 2006, inclusive, with the final installment on December 12, 2006.

          (2) The principal of the Series D Notes is payment in five equal installments on December 12 in each of the years 2000 through 2004, inclusive, with the final installment on December 12, 2004.

     E.  Series C Notes and Series D Notes issued under and pursuant to
         --------------------------------------------------------------
Agreement.  Except as specifically provided above, the Series C Notes and Series
---------
D Notes shall be deemed to be issued under, to be subject to and to have the benefit of all of the terms and provisions of the Agreement as the same may from time to time be amended and supplemented in the manner provided therein.

     The execution hereof by the Supplemental Purchasers shall constitute a contract among the Company and the Supplemental Purchasers for the uses and purposes hereinabove set forth. By their acceptance hereof, each of the Supplemental Purchasers shall also be deemed to have accepted and agreed to the terms and provisions of the Agreement as in effect on the date hereof.

                                 ACUSON CORPORATION

                                 By:________________________________

                                 Name:______________________________

                                 Title:_____________________________

Accepted as of

December 13, 1999

                                    MONY LIFE INSURANCE COMPANY OF AMERICA

                                    By:________________________________

                                    Name:______________________________

                                    Title:_____________________________

                                    MODERN WOODMEN OF AMERICA

                                    By:________________________________

                                    Name:______________________________

                                    Title:_____________________________

                                                                      SCHEDULE A
                                                                      ----------

                INFORMATION RELATING TO SUPPLEMENTAL PURCHASERS

                                                   Principal Amount of
Name and Address of Initial Purchaser                     Notes
-------------------------------------                to be Purchased
                                                   -------------------

MODERN WOODMEN OF AMERICA      Series C  $5,000,000

 (1)  All payments by wire transfer
      of immediately available funds to:

      The Northern Trust Company
      50 South LaSalle Street
      Chicago, IL 60675
      ABA No. 071-000-152
      Account Name: Modern Woodmen of America
      Account No. 84352
      PPN: 00511# AC 2

      with sufficient information
      to identify the source and
      application of such funds.

 (2)  All notices of payments and
      written confirmations of such
      wire transfers:
      Modern Woodmen of America
      Attn: Investment Accounting Department
      1701 First Avenue
      Rock Island, IL 61201

 (3)  All other communications:

      Modern Woodmen of America
      Attn: Investment Department
      1701 First Avenue
      Rock Island, IL 61201

 (4)  Tax Identification Number:  36-1493430

MONY LIFE INSURANCE COMPANY                           Series D  $7,500,000
OF AMERICA (J. Romeo & Co.- Nominee)

 (1)  All payments by wire transfer
      of immediately available funds to:

      The Chase Manhattan Bank
      ABA No.: 021-000-021
      Acct. No.: 544-755102
      Attn: P & I Department
      PPN: 00511 # AD 0

      with sufficient information
      to identify the source and
      application of such funds.

 (2)  All notices of payments and
      written confirmations of such
      wire transfers:

      If by Registered Mail, Certified Mail or Federal Express:
      --------------------------------------------------------

      The Chase Manhattan Bank
      4 New York Plaza, 13th Floor
      New York, NY 10004
      Attn: Income Processing - J. Piperato, 13th Floor

      If by Regular Mail:
      ------------------

      The Chase Manhattan Bank
      Dept. 3492
      P.O. Box 50000
      Newark, NJ 07101-8006

      With a Second Copy to:
      ---------------------

      Telecopy Confirms and Notices:

          (212) 708-2152
          Attn:  Securities Custody Division
               M.D. 6-39A

      Mailing Confirms and Notices:

          MONY Life Insurance Company of America
          c/o MONY Life Insurance Company
          1740 Broadway

          New York, NY 10019
          Attn:  Securities Custody Division
               M.D. 6-39A

 (3)  All other communications:

      MONY Life Insurance Company of America
      c/o MONY Life Insurance Company
      1740 Broadway
      New York, NY 10019
      Attn:  Capital Management Unit
      Telecopy No.: (212) 708-2491

 (4)  Tax Identification Number:  86-0222062

                                                                       EXHIBIT A
                                                                       ---------

                               ACUSON CORPORATION

           7.83% SERIES C SENIOR UNSECURED NOTE DUE DECEMBER 12, 2006

No. [_____]                                                               [Date]
$[_______]                                                   PPN[______________]

          FOR VALUE RECEIVED, the undersigned, ACUSON CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [___________________________], or registered assigns, the principal sum of [___________________________] DOLLARS ($____________), as hereinafter provided, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.83% per annum from the date hereof, payable semi-annually, on the [___] day of _________ and _________ in each year, commencing [_________], until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum equal to 9.83%.

          The Company agrees to pay the principal of this Note in five equal installments on __________ in each of the years _____ through _____, inclusive, each in the amount of _____________ DOLLARS ($__________), with the final installment on ________ in such amount, or in any case the then unpaid principal amount of this Note.

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Mountain View, California or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement and Supplemental Note Purchase Agreement referred to below.

          This Note is one of the 7.83% Series C Senior Unsecured Notes due December 12, 2006 (the "Series C Notes") issued pursuant to a certain Note Purchase Agreement, dated as of April 9, 1999 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the Initial Note Purchasers named therein, as amended on December ___, 1999, and a Supplemental Note Purchase Agreement dated as of December ___, 1999 (as from time to time amended, the "Supplemental Note Purchase Agreement") entered into by the Company with the Supplemental Purchasers (as such term is defined in the Note Purchase Agreement) named therein and is entitled to the benefits, and subject to the terms and conditions, thereof. Except as set forth in the Agreement, this Series C Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Note Purchase Agreement to all the benefits provided for thereby or referred to therein. Reference is hereby made to the Note Purchase Agreement and the Supplemental Note Purchase Agreement for a statement of such rights and benefits.

          Each holder of this Series C Note shall be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
         -
Section 11.7 of the Note Purchase Agreement and (ii) to have made the
------------                                     --
representation set forth in Section 4.2 of the Note Purchase Agreement.
                            -----------

          This Series C Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Series C Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Series C Note for a like principal amount shall be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Series C Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          This Series C Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Series C Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

          This Series C Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                              ACUSON CORPORATION

                              By:___________________________________

                              Name:_________________________________

                              Title:________________________________

                                                                       EXHIBIT B
                                                                       ---------

                              ACUSON CORPORATION

          7.61% SERIES D SENIOR UNSECURED NOTE DUE DECEMBER 12, 2004

No. [_____]                                                               [Date]
$[_______]                                                   PPN[______________]

          FOR VALUE RECEIVED, the undersigned, ACUSON CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [___________________________], or registered assigns, the principal sum of [___________________________] DOLLARS ($____________), as hereinafter provided, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.61% per annum from the date hereof, payable semi-annually, on the [___] day of _________ and _________ in each year, commencing [_________], until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum equal to 9.61%.

          The Company agrees to pay the principal of this Note in five equal installments on __________ in each of the years _____ through _____, inclusive, each in the amount of _____________ DOLLARS ($__________), with the final installment on ________ in such amount, or in any case the then unpaid principal amount of this Note.

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Mountain View, California or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement and Supplemental Note Purchase Agreement referred to below.

          This Note is one of the 7.61% Series D Senior Unsecured Notes due December 12, 2004 (the "Series D Notes") issued pursuant to a certain Note Purchase Agreement, dated as of April 9, 1999 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the Initial Note Purchasers named therein, as amended on December ___, 1999, and a Supplemental Note Purchase Agreement dated as of December ___, 1999 (as from time to time amended, the "Supplemental Note Purchase Agreement") entered into by the Company with the Supplemental Purchasers (as such term is defined in the Note Purchase Agreement) named therein and is entitled to the benefits, and subject to the terms and conditions, thereof. Except as set forth in the Agreement, this Series D Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Note Purchase Agreement to all the benefits provided for thereby or referred to therein. Reference is hereby made to the Note Purchase Agreement and the Supplemental Note Purchase Agreement for a statement of such rights and benefits.

          Each holder of this Series D Note shall be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
         -
Section 11.7 of the Note Purchase Agreement and (ii) to have made the
------------                                     --
representation set forth in Section 4.2 of the Note Purchase Agreement.
                            -----------

          This Series D Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Series D Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Series D Note for a like principal amount shall be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Series D Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          This Series D Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Series D Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

          This Series D Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                              ACUSON CORPORATION

                              By:___________________________________

                              Name:_________________________________

                              Title:________________________________